Exhibit 10.1

THIS SUBSCRIPTION AGREEMENT IS EXECUTED IN RELIANCE UPON THE EXEMPTION TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO RULE 903 OF REGULATION S (“REGULATION S”) PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS OFFERING IS BEING MADE ONLY TO NON-U.S. PERSONS PURSUANT TO RULE 903 OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT. NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE SECURITIES ACT.

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SUBSCRIPTION AGREEMENT

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THIS SUBSCRIPTION AGREEMENT (this “Subscription”) has been executed by Pareteum Corporation, a corporation organized under the laws of the State of Delaware (hereinafter referred to as the “Company”) and the purchaser set forth in the Omnibus Signature Page (the “Signature Page”) attached hereto (the “Purchaser”) in connection with the private placement of up to a maximum of $20,000,000 of the Company’s newly-created Series C Redeemable Preferred Stock having the rights and preferences set forth on the form of Certificate of Designations (the “Series C Certificate”) of Series C Redeemable Preferred Stock attached as Exhibit B hereto (each, a “Share”, and collectively, the “Securities”). The Securities being subscribed for pursuant to this Subscription have not been registered under the Securities Act. The offer of the Securities and, if this Subscription is accepted by the Company, the sale of Securities, is being made in reliance upon Rule 903 of Regulation S promulgated under the Securities Act. All dollar amounts in this Subscription are expressed in U.S. Dollars.

This Subscription is submitted by the undersigned in accordance with and subject to the terms and conditions described in this Subscription, including the Exhibits and Schedules hereto.

The terms and conditions of the Securities offered in this offering of (“Offering”) are more completely described in the Series C Certificate attached hereto as Exhibit B.

The Purchaser hereby represents and warrants to, and agrees with the Company as follows:

ARTICLE 1

SUBSCRIPTION

Subscription

1.1       The undersigned Purchaser hereby subscribes to purchase the amount of Securities set forth on the Signature Page attached hereto, at an aggregate purchase price as set forth on the Signature Page (the “Subscription Funds”). The price per Share shall be $47,619.05 on or prior to December 10, 2019 for the issuance and sale of the initial $5,000,000 of Securities (the “Initial Securities”). Following such date the price per Share shall be $100,000.00 (the “Subsequent Securities”).

Minimum Subscription

1.2       The Purchaser must subscribe for a minimum of $100,000 of Securities.

Method of Payment

1.3       The Purchaser shall pay the Subscription Funds by delivering good funds in United States Dollars by way of wire transfer of funds to Sichenzia Ross Ference LLP, the escrow agent for this Offering (“Escrow Agent”). The wire transfer instructions are as set forth in Exhibit C, attached hereto and made a part hereof.

Upon receipt of the Subscription Funds and acceptance of this Subscription by the Company, the Company shall take up the Subscription Funds (the “Closing Date”) and issue to the Purchaser such number of Securities represented by the amount of the accepted Subscription Funds.

The Purchaser acknowledges that the subscription for Securities hereunder may be rejected in whole or in part by the Company in its sole discretion and for any reason, notwithstanding prior receipt by the Purchaser of notice of acceptance of such subscription. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription. If this Subscription is rejected in whole, or the offering of Securities is terminated, all funds received from the Purchaser will be returned without interest or offset, and this Subscription shall thereafter be of no further force or effect. If this Subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Subscription will continue in full force and effect to the extent this Subscription was accepted.

Term; Termination

1.4       All funds received from the Purchaser will be held in a non-interest-bearing escrow account by the Escrow Agent, pending the earlier of (a) instructions from the Company to disburse the funds, (b) completion of the Maximum Offering or (c) the end of the Offering Period.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

Representations and Warranties

2.1       The Purchaser represents and warrants to the Company, with the intent that the Company will rely thereon in accepting this Subscription, that:

(a)	Non-U.S. Purchaser. The Purchaser is outside the United States when receiving and executing this Subscription Agreement and the Purchaser is not a U.S. Person as defined in Rule 902 of Regulation S promulgated under the Securities Act and as set forth in Exhibit A attached hereto and made a part hereof;

(b)	Experience. The Purchaser is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto, and to protect its own interests in connection with the purchase of the Securities;

(c)	Own Account. The Purchaser is purchasing the Securities as principal for its own account and not for the account or benefit of, directly or indirectly, any U.S. Person. The Purchaser is purchasing the Securities for investment purposes only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

(d)	Exemption. The Purchaser understands that none of the Securities have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case in accordance with applicable state and provincial securities laws;

(e)	Importance of Representations. The Purchaser understands that the Securities are being offered and sold to it in reliance on an exemption from the registration requirements of the Securities Act, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such safe harbor and the suitability of the Purchaser to acquire the Securities;

(f)	No Registration. The Securities have not been registered under the Securities Act or any state securities laws and may not be transferred, sold, assigned, hypothecated or otherwise disposed of unless registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available. The Purchaser represents and warrants and hereby agrees that all offers and sales of the Securities shall be made only pursuant to such registration or to such exemption from registration;

(g)	Information Concerning the Company and the Offering of the Securities. The Purchaser and its purchaser representatives, if any, have carefully reviewed this Subscription and the Series C Certificate (the “Transaction Documents”), and all exhibits and schedules thereto, including Schedule I, Risk Factors, and understand the information contained therein, and further acknowledge that the Purchaser and its purchasers representatives, if any, have reviewed the Company’s public documents filed with the Securities and Exchange Commission (the “Commission”) since January 1, 2018, including that Current Report on Form 8-K filed as of October 21, 2019 (the “Restatement 8-K”) and have been given access and the opportunity to examine all material contracts and documents relating to this Offering. In formulating a decision to invest in the Securities, the Purchaser and its purchaser representatives, if any have relied solely on the Transaction Documents, including all exhibits and schedules thereto.

(h)	Risk. The Purchaser acknowledges that the purchase of the Securities involves a high degree of risk, including the risks set forth in the SEC Documents and in Schedule I hereto, is aware of the risks and further acknowledges that it can bear the economic risk of the Securities, including the total loss of its investment. The Purchaser has adequate means of providing for its financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Securities for an indefinite period of time;

(i)	Reserved.

(j)	No Recommendation or Endorsement. The Purchaser understands that no federal, state or other regulatory authority has passed on or made any recommendation or endorsement of the Securities. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this Subscription. Any representation to the contrary is a criminal offense;

(k)	No Representation. In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or information (oral or written) other than as stated in this Subscription;

(l)	No Tax, Legal, Etc. Advise. The Purchaser is not relying on the Company, or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Securities, and the Purchaser has relied on the advice of, or has consulted with, only its own advisers;

(m)	No Directed Selling Efforts. The Purchaser has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Securities; provided, however, that the Purchaser may sell or otherwise dispose of the Securities pursuant to registration thereof under the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

(n)	No Plan or Scheme. Purchaser acknowledges that the statutory and regulatory basis for the exemption from U.S registration requirements claimed for the offer of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act or any applicable state or provincial securities laws;

(o)	Foreign Jurisdiction. Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Subscription Agreement, including: (a) the legal requirements within its jurisdiction for the purchase of the Securities; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Purchaser’s subscription and payment for, and its continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Purchaser’s jurisdiction and

(p)	Short Sales and Confidentiality after the Date Hereof. The Purchaser covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it, will execute any “short sales” as defined in Rule 200 of Regulation SHO under the Securities Exchange Act of 1934, as amended (“Short Sales”, which shall not be deemed to include the location and/or reservation of borrowable shares of common stock) during the period commencing at the time it first became aware of this Offering and ending at the time that the transactions contemplated by this Subscription are first publicly announced. The Purchaser covenants that until such time as the transactions contemplated by this Subscription are publicly disclosed by the Company such Purchaser will maintain the confidentiality of the existence and terms of this Offering and the information included in this Subscription. The Purchaser acknowledges the positions of the Commission set forth in Item 65, Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Notwithstanding the foregoing, Purchaser makes no representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the Offering is publicly announced. Notwithstanding the foregoing, if Purchaser is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Subscription.

Survival

2.2       The representations and warranties of the Purchaser contained herein will be true at the date of execution of this Subscription by the Purchaser and as of the Closing Date in all material respects as though such representations and warranties were made as of such times and shall survive the Closing Date and the delivery of the Securities. The Purchaser agrees that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the Securities.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

3.1       The Company, upon taking up and accepting this Subscription, represents and warrants in all material respects to the Purchaser, with the intent that the Purchaser will rely thereon in making this Subscription, that:

(a)	Legality. The Company has the requisite corporate power and authority to take up and accept this Subscription and to issue, sell and deliver the Securities; this Subscription and the issuance, sale and delivery of the Securities hereunder and the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action by the Company; this Subscription and the Securities have been duly and validly executed and delivered by and on behalf of the Company, and are valid and binding agreements of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws affecting creditors’ rights generally;

(b)	Proper Organization. The Company and its subsidiaries (“Subsidiaries”) are corporations duly organized, validly existing and in good standing under the laws of their respective jurisdiction of incorporation and are duly qualified as a foreign corporation in all jurisdictions where the failure to be so qualified would have a materially adverse effect on their business, taken as whole;

(c)	No Legal Proceedings. Except as disclosed in the Schedule II hereto, to the knowledge of the Company, there is no action, suit or proceeding before or by any court or any governmental agency or body, domestic or foreign, now pending against or affecting the Company or its Subsidiaries, or any of their properties or assets, which might reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Subscription or the Securities (collectively, the “Transaction Documents”), (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”);

(d)	Non-Default. Except as disclosed in Schedule III hereto, to the knowledge of the Company, neither the Company nor any of its Subsidiaries is aware of any claimed default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound, which default might reasonably be expected to result in a Material Adverse Event;

(e)	Non-Contravention. The acceptance of this Subscription and the consummation of the issuance of the Securities and the transactions contemplated by this Subscription do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under the Certificate of Incorporation or Bylaws of the Company, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of its properties or assets are bound, or any existing applicable decrees, judgment or order of any court, federal, state or provincial regulatory body, administrative agency or other domestic governmental body having jurisdiction over the Company or any of its properties or assets, which conflict or breach might reasonably be expected to result in a Material Adverse Event; provided however that the entities party to the agreements set forth in Schedule IV may claim a conflict or breach of such agreements;

(f)	Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws;

(g)	Issuance of the Securities. The Securities, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents;

(h)	Environmental Compliance. The Company and its Subsidiaries are and have been in compliance in all material respects with all applicable federal, state and local laws, regulations and codes, in each case relating to pollution, protection of the environment or public health and safety (collectively, “Environmental Laws”). There is no civil, criminal or administrative judgment, action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter pending or, to the knowledge of the Company, threatened against the Company or its Subsidiaries pursuant to Environmental Laws which would reasonably be expected to have a Material Adverse Effect; and, to the knowledge of the Company, there are no past or present events, conditions, circumstances, activities, practices, incidents, agreements, actions or plans which may prevent compliance with, or which have given rise to or will give rise to liability under, Environmental Laws, that would reasonably be expected to have a Material Adverse Effect;

(i)	No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and non- “U.S. person” within the meaning of Rule 902 of Regulation S promulgated under the Securities Act; and

(j)	Foreign Corrupt Practices. Neither the Company nor, to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

Survival

3.2       The representations and warranties of the Company will be true and correct as of the Closing Date in all material respects and shall survive the Closing Date and the delivery of the Securities.

ARTICLE 4

COVENANTS OF THE COMPANY

Covenants of the Company

4.1       The Company covenants and agrees with the Purchaser that:

(a)	Filings. The Company shall make all necessary filings in connection with the sale of the Securities as required by the laws and regulations of all appropriate jurisdictions and securities exchanges, including but not limited to “Form D”;

(b)	Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers; and

(c)	Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

Piggy-back Registration Rights

4.2(a)       If at any time the Company has registered or has determined to register any of its securities for its own account or for the account of other security holders of the Company on any registration form (other than Form S-4 or S-8) which permits the inclusion of the Registrable Securities (a “Piggyback Registration”), the Company will give holders of the Securities (the “Holders”) written notice thereof promptly (but in no event less than 15 days prior to the anticipated filing date) and, subject to Section 4.2(b), shall include in such registration all Registrable Securities requested to be included therein pursuant to the written request of one or more Holders received within 10 days after delivery of the Company’s notice.  If a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company, and the managing underwriters advise the Company and the Holders that in their reasonable opinion the number of shares of common stock, par value $0.00001 per share of the Company, and other Registrable Securities proposed to be included in such registration exceeds the Maximum Number of Shares, the Company shall include in such registration:  (i) first, the number of shares of common stock that the Company proposes to sell; and (ii) second, the number of shares of common stock and other Registrable Securities requested to be included therein by holders of common stock and other Registrable Securities, including Holders who have provided notice in accordance with this Section 4. 2(a), pro rata among all such holders on the basis of the number of shares of Common Stock and other Registrable Securities requested to be included therein by all such holders or as such holders and the Company may otherwise agree. “Registrable Securities” means the common stock issuable upon conversion of the Securities, if the Securities are amended to add a conversion feature or exchanged into common stock or securities exercisable into or convertible into common stock.

4.2(b)       If a Piggyback Registration is initiated as an underwritten registration on behalf of a holder of shares of common stock other than the Holders, and the managing underwriters advise the Company that in their reasonable opinion the number of shares of common stock and other Registrable Securities proposed to be included in such registration exceeds the Maximum Number of Shares, then the Company shall include in such registration:  (i) first, the number of shares of common stock requested to be included therein by the holder(s) requesting such registration; (ii) second, the number of shares of common stock and other Registrable Securities requested to be included therein by other holders of shares of common stock and other Registrable Securities, including the Holders (if the Holders have elected to include Registrable Securities in such Piggyback Registration), pro rata among such holders on the basis of the number of shares of common stock and other Registrable Securities requested to be included therein by such holders or as such holders and the Company may otherwise agree; and (iii) third, the number of shares of common stock that the Company proposes to sell. “Maximum Number of Shares” means the number of shares of common stock (and other Registrable Securities) proposed to be included in a Registration Statement that can be sold in an underwritten offering without materially delaying or jeopardizing the success of the subject offering (including the offering price per Share).

ARTICLE 5

ISSUANCE OF SECURITIES

5.1       As soon as practicable after the Closing Date, the Company shall issue and deliver, or shall cause the issuance and delivery of, the Securities in the name or names specified by the Purchaser purchased in the Offering. Such Securities shall bear a legend in substantially the following form:

“THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED HEREIN) OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT. “UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

5.2       The legend(s) set forth above shall be removed, and the Company shall issue a certificate without such legend to the transferee of the Securities represented thereby, if, unless otherwise required by state securities laws, (i) such Securities have been sold under an effective registration statement under the Securities Act, (ii) such Securities have been sold pursuant to a valid exemption under the Securities Act or (iii) such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Article 5.

ARTICLE 6

GUARANTEE

6.1       So long as the Initial Securities are outstanding, and except as set forth in this Article 6, Pareteum Europe B.V . (the “Guarantor”) hereby guarantees to the Purchaser of the Initial Securities and its transferees the prompt and complete payment when due of the divididends and redemption price set forth in the Series C Certificate (the “Obligations”). The maximum liability of the Guarantor hereunder and under any other Transaction Document shall in no event exceed the amount which can be guaranteed by the Guarantor under applicable federal, state and foreign laws, including laws relating to the insolvency of debtors, fraudulent conveyance or transfer or laws affecting the rights of creditors generally.

6.2       Payment of any and all of the Obligations shall be subordinate to and subject in right and time of payment, to the prior indefeasible payment in full of all secured debt the Company or Guarantor may incur.

6.3       Guarantor will be released from all liability hereunder concurrently with the indefeasible repayment in full of all amounts owed under the Series C Certificate.

6.4       Purchaser shall cause any transferee to agree in writing to the terms of this Article 6 as a condition to such transferee’s acquisition of the Initial Securities.

ARTICLE 7

CLOSING

Closing shall be effected through the delivery of the Subscription Funds by the Escrow Agent to the Company and the delivery of the Securities purchased in the Offering by the Company to the Purchaser (or the Purchaser’s representative), together with a copy of this Subscription Agreement, duly executed.

ARTICLE 8

FEES

As compensation for services rendered, the Company shall pay to Hoving & Partners S.A. or its designees (“Hoving”) the certain fees set forth as follows (the “Fees”), such Fees to be paid cash by wire transfer of immediately available funds to an account or accounts designated by Hoving: (i) $300,000 upon the sale of the Initial Securities; (ii) $300,000 upon the consummation by the Company of a debt financing transaction with net proceeds to the Company of no less than $10,000,000 (the “Future Transaction”), provided that the payment to Hoving by the Company of such fees does not violate the terms or conditions of the Future Transaction; and (iii) an amount equal five percent (5%) of the gross proceeds received from the sale of Subsequent Securities.

ARTICLE 9

GENERAL PROVISIONS

Governing Law

9.1       The Transaction Documents will be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. The parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this Subscription will be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waive any objection which the parties may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon it mailed by certified mail to its address will be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.9, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

Successors and Assigns

9.2       This Subscription shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto.

Execution by Counterparts and Facsimile

9.3       This Subscription may be executed in counterparts and by facsimile, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Subscription.

Independent Legal Advice

9.4       The parties hereto acknowledge that they have each received independent legal advice with respect to the terms of this Subscription and the transactions contemplated herein or have knowingly and willingly elected not to do so.

Severability

9.5       If any term, provision, covenant or restriction of this Subscription is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

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SIGNATURE PAGE TO

SUBSCRIPTION AGREEMENT

FOR THE PURCHASE OF SHARES OF PARETEUM CORPORATION’S

SERIES C REDEEMABLE PREFERRED STOCK

Purchaser hereby elects to subscribe under the Subscription Agreement for a total of           Shares, at a price per Share of $           and an aggregate purchase price of $                .

Purchaser’s signature below constitutes execution of the Subscription Agreement.

Date:                               , 2019.

If the purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Purchaser Name	Print Co-Purchaser Name (if applicable)

Signature of Purchaser	Signature of Co-Purchaser (if applicable)

Address

If the purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Country of Organization

By:	By:
Name:	Name:
Title:	Title:

Address

PLEASE FAX OR E-MAIL A COPY OF THE COMPLETED AND EXECUTED SUBSCRIPTION AGREEMENT TO:

Attn: Darrin Ocasio

Sichenzia Ross Ference LLP

1185 Avenue of the Americas, 37th Floor
New York, NY 10036

dmocasio@srf.law

SIGNATURE PAGE TO

SUBSCRIPTION AGREEMENT

1

Pareteum Corporation’s and Pareteum Europe B.V.’s signatures below constitutes execution of the Subscription Agreement.

ACCEPTED AND AGREED TO
this ___ day of ___________, 2019.

PARETEUM CORPORATION

By:
Name:
Title:

ACCEPTED AND AGREED TO
this ___ day of ___________, 2019, with
respect to Article VI only.

PARETEUM EUROPE. B.V.

By:
Name:
Title:

2